                                                           Exhibit 23.1

                       Consent of Independent Accountants

We consent to the reference to our firm under the caption "Experts" and to the inclusion of our report dated September 3, 2003, on our audit of the consolidated financial statements of Decorize, Inc. as of and for the year ended
June 30, 2002, in Amendment No. 3 to the Registration Statement (Form SB-2) and
related Prospectus of Decorize, Inc. for the registration of 3,292,427 shares of its common stock.

                                                              /s/ BKD, LLP

Springfield, Missouri
September 15, 2003